Commitments and Contingencies (Tables) - Bird Rides [Member]	12 Months Ended
Dec. 31, 2021
Summary of Future Minimum Lease Payments
Future minimum lease payments under the Company’s operating lease agreements with initial or remaining noncancelable lease terms in excess of one year as of December 31, 2021 were as follows (in thousands):

Year Ended December 31,	Amount
2022	$4,410
2023	1,954
2024	94
2025	84
2026	84
Thereafter	—

Total future lease payments	$6,626

Summary of Future Minimum Payments for Purchase Commitments
The Company incurred
 $11.4 million and $5.6
million of software and hosting services during the years ended December 31, 2021 and 2020, respectively. As of December 31, 2021, the Company has commitments to purchase software and hosting services as follows (in millions):

Year Ended December 31,	Amount
2022	$12,206
2023	12,951
2024	12,358
2025	12,718

Total	$50,233